UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               DANIEL J. MAVICO
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2014



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2014




[LOGO OF USAA]
   USAA(R)

                                     [GRAPHIC OF USAA CORNERSTONE MODERATE FUND]

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        ANNUAL REPORT
        USAA CORNERSTONE MODERATE FUND
        MAY 31, 2014

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

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PRESIDENT'S MESSAGE

"WE HAVE BELIEVED FOR SOME TIME THE
ECONOMIC RECOVERY WILL BE MORE GRADUAL              [PHOTO OF BROOKS ENGLEHARDT]
THAN THE MARKET'S INITIAL EXPECTATIONS."

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JULY 2014

The 12-month reporting period did not turn out the way many had anticipated. In June 2013, longer-term interest rates were widely expected to increase when the U.S. Federal Reserve (the Fed) started to taper (or gradually reduce) its quantitative easing (QE) asset purchases. (Through QE, the Fed was buying $85 billion of U.S. Treasury securities and mortgage-backed securities every month in an effort to push down long-term interest rates and stimulate U.S. economic growth.) Many observers expected the U.S. economy to begin to expand at a faster pace while others predicted that emerging markets equities would outperform most other global asset classes. Ultimately, none of these scenarios came to pass.

Longer-term interest rates actually fell after the Fed began tapering QE in January 2014. They had increased earlier in the reporting period, rising dramatically during the so-called "taper tantrum" between June and September 2013. At that time, global stocks and bonds retreated on hints from the Fed that it might start tapering QE sooner than expected. As bond prices dropped, interest rates (which tend to move in the opposite direction) increased. Then, in January 2014, when the Fed began reducing asset purchases, interest rates declined significantly and remained in a relatively tight range through the end of the reporting period. On May 31, 2014, following five months of Fed tapering, longer-term interest rates were lower than they had been during the height of the taper tantrum in July and August 2013.

Meanwhile, U.S. economic growth disappointed many observers. Although the economy continued to grow slowly during the first part of the reporting period, it contracted by 2.9% in the first quarter of 2014, according to the U.S. Department of Commerce. Some attributed the deceleration to an extremely cold winter and predicted economic growth would rebound in the second quarter. We continue to watch for solid signs that the economy is on a path to sustainable growth. We have believed for some time the economic recovery will be more gradual than the market's initial expectations.

In the financial markets, U.S. stocks were the stand-out performers. The S&P 500(R) Index - a gauge of U.S. large-cap equity performance - recorded substantial gains, outperforming most other asset classes. Although international equities also provided

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

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positive returns, they did not fare as well as U.S. equities. Emerging markets stocks trailed both U.S. and international stocks of developed markets last summer. Emerging markets equities are generally more dependent on external capital flows and investments and are less liquid than developed markets stocks. As a result, they are more vulnerable to changes in the Fed's monetary policy, such as tapering. The asset class also was impacted by country-specific factors, such as lower growth expectations for China and Brazil and political turmoil in Ukraine and Thailand. Meanwhile, precious metals (such as gold, silver, and platinum) underperformed versus stocks during the reporting period.

Looking ahead, we are more optimistic about the prospects for international stocks (both developed and emerging markets) than for U.S. stocks, as U.S. stock valuations have increased faster than fundamentals. Valuations will continue to rise, in our opinion, if economic growth accelerates and profit margins can maintain their current levels. If growth stalls and profit margins decrease, earnings may disappoint and stocks may trim their gains.

In the months ahead, we will continue to monitor the financial markets and corporate earnings as well as other factors - including global economic trends and central bank policy - that potentially could affect your investments. If the U.S. economy regains its footing and continues to strengthen, we would expect the Fed to end its QE asset purchases by the end of 2014. We believe that other global central banks are likely to maintain their easy monetary policies, using rate cuts and/or asset purchases, to boost economic growth in their countries and to support their financial markets.

From all of us here at USAA Asset Management Company, thank you for your confidence in us. We value the opportunity to help you with your investment needs.

Sincerely,

/S/ BROOKS ENGLEHARDT

Brooks Englehardt
President
USAA Asset Management Company

Past performance is no guarantee of future results. o As interest rates rise, bond prices generally fall. o Diversification is a technique intended to help reduce risk and does not guarantee a profit or prevent a loss. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Precious metals and minerals is a volatile asset class and is subject to additional risks, such as currency fluctuation, market illiquidity, political instability, and increased price volatility. It may be more volatile than other asset classes that diversify across many industries and companies. o The S&P 500(R) Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. Most of these stocks are listed on the New York Stock Exchange. o Investments provided by USAA Investment Management Company and USAA Financial Advisors Inc., both registered broker dealers. o Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                                1

MANAGER(S) COMMENTARY                                                         2

INVESTMENT OVERVIEW                                                           6

FINANCIAL INFORMATION

    Distributions to Shareholders                                            11

    Report of Independent Registered Public Accounting Firm                  12

    Portfolio of Investments                                                 13

    Notes to Portfolio of Investments                                        31

    Financial Statements                                                     35

    Notes to Financial Statements                                            38

EXPENSE EXAMPLE                                                              55

ADVISORY AGREEMENT(S)                                                        57

TRUSTEES' AND OFFICERS' INFORMATION                                          62

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2014, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA CORNERSTONE MODERATE FUND (THE FUND) SEEKS HIGH TOTAL RETURN.

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TYPES OF INVESTMENTS

The Fund invests in equity securities, bonds, money market instruments and other instruments. The Fund will have a target asset class allocation of approximately 50% equity securities and 50% fixed-income securities. The actual asset class allocation can deviate from time to time from these targets as market conditions warrant. The implementation of the asset allocation may involve the extensive use of equity and fixed-income exchange-traded funds (ETFs). The Fund may invest in investment-grade and below-investment-grade securities.

The Fund also may use alternative investment strategies from time to time, in an attempt to reduce the Fund's volatility over time and enhance the Fund's return and diversification.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGER(S) COMMENTARY ON THE FUND

USAA Asset Management Company
   JOHN P. TOOHEY, CFA                                    ARNOLD J. ESPE, CFA
   WASIF A. LATIF                                         DAN DENBOW, CFA

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o  HOW DID THE USAA CORNERSTONE MODERATE FUND (THE FUND) PERFORM DURING THE
   REPORTING PERIOD?

   For the reporting period ended May 31, 2014, the Fund had a total return of 9.52%. This compares to returns of 20.57% for the Russell 3000(R) Index, 2.71% for the Barclays U.S. Aggregate Bond Index, and 12.76% for the Lipper Balanced Funds Index.

   USAA Asset Management Company is the Fund's investment adviser. The investment adviser provides day-to-day discretionary management for the Fund's assets.

o  WHAT SPECIFIC ELEMENTS OF YOUR POSITIONING HELPED PERFORMANCE?

   The Fund delivered a positive total return during the past 12 months. While we focus on generating long-term performance results through our research-driven strategy, our balanced approach also was well suited for the environment that characterized the past year.

   Our domestic equity allocation made a positive contribution to the Fund's 12-month performance results. The U.S. stock market performed well during the reporting period, as the gradual improvement in economic growth created a favorable backdrop for riskier assets. This

   Refer to page 8 for benchmark definitions.

   PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

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2  | USAA CORNERSTONE MODERATE FUND

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   positive environment provided a tailwind to our equity allocation, which is diversified among individual large-cap U.S. stocks and exchange-traded funds
   (ETFs) that provide exposure to domestic mid- and small-cap stocks.

   The Fund's U.S. large-cap portfolio, which emphasizes stocks with attractive valuations and strong fundamentals, delivered a strong total return and outpaced the S&P 500(R) Index (not a benchmark of the Fund). Our allocations to mid- and small-cap stocks also contributed strongly to returns, particularly in the first nine months of the period. Both asset classes outperformed large-cap stocks through the end of February of this year before giving up some relative performance thereafter. Nevertheless, our allocation to mid- and smaller-sized companies has made a positive contribution to the Fund's return during the bull market of the past five years.

   The non-U.S., developed-market portion of the Fund also delivered positive returns, as the performance of the foreign markets improved signs of Europe's return to positive growth. The Fund's developed market (international) allocation incorporates both broad-based and country-specific ETFs. In the latter group, our position in an ETF linked to Germany's stock market outperformed its developed-market peers and made a positive contribution to Fund performance. We continue to see opportunities in the international developed markets, particularly in Europe, as the asset class offers a compelling value relative to U.S. equities.

   Despite a significant sell-off in June of 2013, the investment-grade bond market finished the reporting period with a positive total return. Our bond allocation in the Fund's portfolio, which consists of primarily investment-grade bonds, outperformed the broader market on the strength of our individual security selection. During the past year, we kept the portfolio's duration - or interest rate sensitivity - below that of our benchmark in order to minimize the impact of bond-market volatility. Instead of attempting to generate outperformance by taking on interest-rate risk, we seek to do so through individual security selection in the more credit-sensitive areas of the market, such as corporate bonds and commercial mortgage-backed securities. This approach has worked

================================================================================

                                          MANAGER(S) COMMENTARY ON THE FUND |  3

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   well in the past year, as both market segments did well. We believe this strategy remains appropriate at a time of gradually improving economic growth and the U.S. Federal Reserve's (the Fed) continued tapering of its bond-buying program.

   The Fund's position in high-yield bonds also added to its 12-month performance results. The asset class continued to be supported by a backdrop of steady economic growth, low defaults, and the ready availability of capital for below-investment-grade corporations. As was the case in the investment-grade portfolio, our holdings outperformed the market thanks to the success of our security selection process.

o  WHAT ELEMENTS OF YOUR POSITIONING HURT PERFORMANCE?

   Our allocation to precious metals stocks was the largest detractor from performance. Despite a short-lived rally in the first quarter of 2014, mining stocks finished the annual period with a sharply negative return. From a longer-term standpoint, however, we believe inflation-sensitive assets are an important element of diversification given the easy monetary policies of global central banks. While reported inflation remains well below the Fed's target level, central banks continue to increase their asset bases significantly. In our view, this raises the chances that inflation will pick up over time - a potential positive for gold and the related equities.

   Although the Fund's allocation to emerging market stocks, which we achieve via broad-based and single-country ETFs, produced a positive return, the position actually detracted from the Fund's performance. For the fiscal year ended May 31, 2014, returns from the emerging markets asset class as a whole fell well short of the S&P 500 Index. However, continue to believe the emerging markets are a source of opportunity, based on our view that valuations don't reflect the long-term growth potential of the asset class.

   The Fund's option hedging strategy, which is designed to help cushion the impact of large stock market sell-offs, detracted from annual performance. We continue to view the hedging strategy as a way to protect against the potential for unexpected volatility in the global equity markets.

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4  | USAA CORNERSTONE MODERATE FUND

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o  WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS FROM HERE?

   The markets have taken the slow growth of the U.S. economy in stride thus far, with the S&P 500 Index moving to a high in May during the reporting period. Many companies are being given a pass on unimpressive earnings reports due to the severe winter weather, which obscures the continued weakness in corporate revenues. Top-line revenue growth is, therefore, becoming increasingly important given that the current bull market, now in its sixth year, has been fueled to a large degree by corporations' focus on cost-cutting and share buybacks.

   We believe valuations in the United States have reached the point at which earnings growth, rather than a further expansion of price-to-earnings ratios, will need to pick up the baton in order for stock prices to move meaningfully higher. However, there are still attractive valuations to be found in Europe and the emerging markets, which helps illustrate the potential benefit of our diversified, global strategy.

   Our approach to the current market environment is to maintain our focus on using fundamentals and valuations to determine optimal asset allocations. We seek to construct a portfolio that can capitalize on a wide range of potential outcomes regarding global growth, central bank policy, and inflation. As we move through 2014, we continue our efforts to improve geographic diversification and reduce exposure to overvalued asset classes in favor of those with a more attractive trade-off of risk and return potential.

   Thank you for your investment in the Fund.

   Non-investment grade securities are considered speculative and are subject to significant credit risk. They are sometimes referred to as junk bonds since they represent a greater risk of default than more creditworthy investment-grade securities. o As interest rates rise, bond prices generally fall. o Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability. Emerging market countries are less diverse and mature than other countries and tend to be politically less stable. o Diversification is a technique to help reduce risk and does not guarantee a profit or prevent a loss.

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                                          MANAGER(S) COMMENTARY ON THE FUND |  5

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INVESTMENT OVERVIEW

USAA CORNERSTONE MODERATE FUND (THE FUND) (Ticker Symbol: USBSX)

--------------------------------------------------------------------------------
                                       5/31/14                    5/31/13
--------------------------------------------------------------------------------
Net Assets                          $1,093.8 Million           $944.8 Million
Net Asset Value Per Share                $15.46                    $14.49

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/14
--------------------------------------------------------------------------------
      1 YEAR                       5 YEARS                          10 YEARS
      9.52%                         12.45%                            5.15%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/13*
--------------------------------------------------------------------------------
  BEFORE REIMBURSEMENT       1.38%             AFTER REIMBURSEMENT      1.08%

               (includes acquired fund fees and expenses of 0.08%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Funds' prospectus dated October 1, 2013, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2014, to make payments or waive management, administration, and other fees so that the total annual operating expenses of the Fund (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 1.00% of the Fund's average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2014. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions, if any. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions (including capital gains distributions), redemption of shares, or reinvested net investment income.

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6  | USAA CORNERSTONE MODERATE FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

             RUSSELL 3000     LIPPER BALANCED     USAA CORNERSTONE         BARCLAYS U.S.
                INDEX           FUNDS INDEX         MODERATE FUND      AGGREGATE BOND INDEX
05/31/04      $10,000.00        $10,000.00           $10,000.00             $10,000.00
06/30/04       10,198.75         10,156.35            10,196.14              10,056.52
07/31/04        9,813.08          9,965.14             9,943.62              10,156.20
08/31/04        9,853.49         10,025.76             9,957.27              10,349.93
09/30/04       10,004.96         10,174.71            10,074.78              10,378.01
10/31/04       10,169.28         10,284.74            10,163.82              10,465.04
11/30/04       10,642.01         10,561.77            10,458.32              10,381.57
12/31/04       11,021.21         10,825.42            10,750.16              10,477.09
01/31/05       10,727.66         10,685.97            10,604.04              10,542.88
02/28/05       10,963.81         10,837.15            10,715.37              10,480.65
03/31/05       10,778.37         10,687.94            10,585.02              10,426.82
04/30/05       10,544.19         10,559.51            10,480.22              10,567.93
05/31/05       10,943.72         10,801.64            10,766.68              10,682.26
06/30/05       11,020.17         10,879.26            10,820.27              10,740.51
07/31/05       11,472.28         11,121.02            11,072.88              10,642.74
08/31/05       11,362.91         11,153.19            11,114.98              10,779.17
09/30/05       11,462.32         11,197.40            11,121.61              10,668.14
10/31/05       11,247.65         11,021.59            10,896.07              10,583.71
11/30/05       11,685.18         11,289.17            11,156.85              10,630.52
12/31/05       11,695.67         11,388.05            11,218.20              10,731.59
01/31/06       12,086.43         11,659.89            11,411.23              10,732.19
02/28/06       12,107.92         11,645.30            11,381.53              10,767.82
03/31/06       12,317.22         11,758.70            11,419.22              10,662.15
04/30/06       12,450.84         11,886.91            11,486.44              10,642.82
05/31/06       12,052.21         11,651.22            11,180.23              10,631.47
06/30/06       12,073.54         11,644.25            11,200.31              10,654.01
07/31/06       12,062.23         11,698.60            11,170.24              10,798.07
08/31/06       12,357.31         11,923.59            11,320.58              10,963.37
09/30/06       12,633.93         12,095.48            11,555.82              11,059.67
10/31/06       13,088.72         12,377.26            11,782.56              11,132.83
11/30/06       13,373.51         12,615.68            11,963.94              11,261.98
12/31/06       13,533.67         12,708.98            12,044.88              11,196.63
01/31/07       13,791.27         12,846.05            12,231.06              11,192.03
02/28/07       13,565.03         12,797.02            12,174.40              11,364.61
03/31/07       13,706.22         12,906.82            12,248.24              11,364.96
04/30/07       14,253.74         13,278.03            12,557.49              11,426.24
05/31/07       14,773.18         13,563.33            12,777.23              11,339.65
06/30/07       14,496.51         13,436.61            12,650.27              11,306.10
07/31/07       14,002.13         13,207.56            12,363.88              11,400.41
08/31/07       14,203.13         13,314.32            12,478.44              11,540.14
09/30/07       14,720.93         13,690.47            12,777.28              11,627.69
10/31/07       14,990.97         13,931.22            12,999.42              11,732.14
11/30/07       14,316.10         13,604.62            12,596.28              11,943.12
12/31/07       14,229.47         13,538.54            12,491.09              11,976.67
01/31/08       13,367.00         13,090.97            12,107.56              12,177.85
02/29/08       12,951.83         12,920.64            11,880.92              12,194.75
03/31/08       12,875.09         12,821.90            11,736.17              12,236.36
04/30/08       13,518.96         13,246.99            12,051.94              12,210.79
05/31/08       13,795.91         13,393.32            12,288.77              12,121.25
06/30/08       12,657.46         12,685.24            11,599.20              12,111.45
07/31/08       12,556.51         12,524.58            11,395.86              12,101.57
08/31/08       12,751.53         12,572.20            11,431.22              12,216.42
09/30/08       11,552.58         11,622.36            10,450.09              12,052.34
10/31/08        9,503.61         10,132.80             8,873.22              11,767.85
11/30/08        8,753.41          9,671.19             8,285.24              12,150.89
12/31/08        8,920.86          9,994.80             8,436.57              12,604.23
01/31/09        8,172.22          9,532.14             7,949.84              12,493.02
02/28/09        7,316.14          8,915.57             7,291.86              12,445.87
03/31/09        7,956.99          9,411.44             7,667.03              12,618.88
04/30/09        8,794.33         10,059.72             8,333.33              12,679.21
05/31/09        9,263.57         10,564.40             9,191.31              12,771.18
06/30/09        9,295.13         10,589.63             9,425.08              12,843.82
07/31/09       10,018.63         11,225.89             9,951.78              13,050.99
08/31/09       10,376.61         11,526.31            10,330.63              13,186.12
09/30/09       10,811.35         11,894.87            10,884.95              13,324.64
10/31/09       10,533.28         11,755.80            10,912.96              13,390.43
11/30/09       11,131.82         12,193.42            11,239.69              13,563.79
12/31/09       11,449.05         12,328.83            11,476.43              13,351.77
01/31/10       11,036.34         12,117.99            11,410.42              13,555.73
02/28/10       11,410.49         12,333.52            11,617.88              13,606.35
03/31/10       12,129.66         12,802.59            12,059.21              13,589.62
04/30/10       12,391.42         12,959.72            12,268.27              13,731.08
05/31/10       11,412.54         12,297.05            11,650.58              13,846.63
06/30/10       10,756.45         12,001.36            11,355.40              14,063.76
07/31/10       11,503.19         12,583.58            11,873.73              14,213.81
08/31/10       10,961.70         12,312.94            11,652.96              14,396.70
09/30/10       11,996.67         13,010.89            12,318.10              14,412.04
10/31/10       12,465.47         13,341.17            12,636.92              14,463.36
11/30/10       12,537.43         13,269.97            12,578.95              14,380.23
12/31/10       13,387.33         13,796.00            13,026.89              14,225.16
01/31/11       13,679.73         13,989.52            13,241.24              14,241.72
02/28/11       14,177.79         14,302.08            13,592.00              14,277.34
03/31/11       14,241.74         14,333.47            13,700.78              14,285.23
04/30/11       14,665.64         14,715.17            14,082.99              14,466.57
05/31/11       14,498.30         14,618.03            14,004.59              14,655.36
06/30/11       14,237.93         14,439.73            13,826.23              14,612.45
07/31/11       13,911.88         14,329.29            13,628.71              14,844.32
08/31/11       13,077.23         13,789.35            12,917.65              15,061.20
09/30/11       12,062.50         13,050.26            12,199.59              15,170.76
10/31/11       13,450.80         13,958.37            12,915.46              15,187.06
11/30/11       13,414.45         13,855.22            12,835.92              15,173.88
12/31/11       13,524.71         13,898.06            12,863.63              15,340.65
01/31/12       14,207.20         14,419.13            13,265.62              15,475.36
02/29/12       14,808.21         14,832.38            13,627.41              15,471.80
03/31/12       15,265.00         14,992.70            13,752.08              15,387.03
04/30/12       15,164.88         14,978.75            13,721.77              15,557.62
05/31/12       14,227.40         14,331.66            13,206.45              15,698.39
06/30/12       14,784.62         14,695.85            13,487.97              15,704.54
07/31/12       14,931.06         14,872.75            13,630.70              15,921.16
08/31/12       15,303.71         15,106.56            13,844.79              15,931.56
09/30/12       15,705.59         15,369.97            14,086.48              15,953.49
10/31/12       15,434.69         15,292.82            14,137.78              15,984.87
11/30/12       15,554.21         15,400.84            14,209.60              16,010.09
12/31/12       15,744.83         15,557.87            14,388.98              15,987.29
01/31/13       16,608.76         16,000.88            14,730.59              15,875.47
02/28/13       16,828.87         16,081.97            14,740.95              15,955.05
03/31/13       17,488.33         16,397.48            14,931.47              15,967.79
04/30/13       17,774.60         16,627.79            15,170.79              16,129.36
05/31/13       18,193.91         16,686.26            15,087.55              15,841.58
06/30/13       17,957.93         16,415.70            14,710.77              15,596.54
07/31/13       18,942.17         16,963.60            15,087.43              15,617.86
08/31/13       18,413.38         16,667.09            14,899.10              15,538.03
09/30/13       19,097.92         17,168.10            15,214.66              15,685.12
10/31/13       19,909.16         17,630.22            15,626.15              15,811.94
11/30/13       20,486.94         17,880.03            15,721.11              15,752.73
12/31/13       21,027.44         18,108.18            15,859.82              15,663.71
01/31/14       20,363.11         17,835.24            15,668.48              15,895.15
02/28/14       21,329.05         18,397.90            16,104.31              15,979.66
03/31/14       21,442.26         18,437.46            16,171.69              15,952.45
04/30/14       21,468.28         18,509.59            16,310.64              16,087.06
05/31/14       21,936.74         18,816.24            16,524.41              16,270.22

                                   [END CHART]

                    Data from 5/31/04 to 5/31/14.

                    See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index. The return information for the indexes does not reflect the deduction of any fees or expenses.

================================================================================

                                                        INVESTMENT OVERVIEW |  7

================================================================================

The graph on page 7 illustrates the comparison of a $10,000 hypothetical investment in the USAA Cornerstone Moderate Fund to the following benchmarks:

o The unmanaged Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

o The unmanaged Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds within the Lipper Balanced Funds category.

o The unmanaged Barclays U.S. Aggregate Bond Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities that have remaining maturities of more than one year.

================================================================================

8  | USAA CORNERSTONE MODERATE FUND

================================================================================

                              o TOP 10 HOLDINGS* o
                                  AS OF 5/31/14
                                (% of Net Assets)

iShares MSCI EAFE ETF** .............................................   8.0%
iShares MSCI Germany ETF** ..........................................   4.7%
iShares Core MSCI EAFE ETF** ........................................   3.4%
U.S. Treasury Note, 2.75%, 2/15/2024 ................................   3.1%
U.S. Treasury Note, 1.75%, 5/15/2022 ................................   3.1%
iShares Core S&P Mid-Cap ETF** ......................................   3.0%
iShares Core MSCI Emerging Markets ETF** ............................   1.9%
Gilead Sciences, Inc. ...............................................   1.2%
Oil Insurance Ltd. ..................................................   0.8%
Occidental Petroleum Corp. ..........................................   0.8%

 * Excludes money market instruments.

** The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 13-30.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                         o ASSET ALLOCATION - 5/31/14 o

                         [PIE CHART OF ASSET ALLOCATION]

U.S. EQUITY SECURITIES*                                                   27.4%
INTERNATIONAL EQUITY SECURITIES*                                          22.2%
CORPORATE OBLIGATIONS                                                     20.3%
COMMERCIAL MORTGAGE SECURITIES                                             8.9%
U.S. TREASURY SECURITIES                                                   7.1%
EURODOLLAR AND YANKEE OBLIGATIONS                                          6.6%
PRECIOUS METALS AND COMMODITY-RELATED SECURITIES                           1.9%
COLLATERALIZED MORTGAGE OBLIGATIONS                                        0.4%
ASSET-BACKED SECURITIES                                                    0.2%
MONEY MARKET INSTRUMENTS                                                   4.4%

                                   [END CHART]

Percentages are of the net assets of the Fund and may not equal 100%.

Excludes options.

* The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

================================================================================

10  | USAA CORNERSTONE MODERATE FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2014, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2015.

With respect to distributions paid, the Regulated Investment Company Fund designates the following amounts (or, if subsequently determined to be different, the maximum amount allowable) for the fiscal year ended May 31, 2014:

 DIVIDEND RECEIVED
DEDUCTION (CORPORATE       QUALIFIED INTEREST
  SHAREHOLDERS)(1)               INCOME
----------------------------------------------
      22.83%                  $16,228,000
----------------------------------------------

(1) Presented as a percentage of net investment income and short-term capital gain distributions paid, if any.

For the fiscal year ended May 31, 2014, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  11

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA CORNERSTONE MODERATE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Cornerstone Moderate Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Cornerstone Moderate Fund at May 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 18, 2014

================================================================================

12  | USAA CORNERSTONE MODERATE FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2014

---------------------------------------------------------------------------------
                                                                           MARKET
NUMBER                                                                      VALUE
OF SHARES    SECURITY                                                       (000)
---------------------------------------------------------------------------------
             U.S. EQUITY SECURITIES (27.4%)

             COMMON STOCKS (21.8%)

             CONSUMER DISCRETIONARY (2.3%)
             -----------------------------
             ADVERTISING (0.2%)
    29,000   Omnicom Group, Inc.                                         $  2,063
                                                                         --------
             AUTO PARTS & EQUIPMENT (0.3%)
    42,950   TRW Automotive Holdings Corp.*                                 3,645
                                                                         --------
             AUTOMOBILE MANUFACTURERS (0.1%)
    85,000   Ford Motor Co.                                                 1,397
                                                                         --------
             CABLE & SATELLITE (0.3%)
    68,120   Comcast Corp. "A"                                              3,556
                                                                         --------
             CASINOS & GAMING (0.1%)
    40,000   MGM Resorts International*                                     1,030
                                                                         --------
             DEPARTMENT STORES (0.2%)
    49,000   Kohl's Corp.                                                   2,668
                                                                         --------
             HOME IMPROVEMENT RETAIL (0.1%)
     5,000   Home Depot, Inc.                                                 401
    13,700   Lowe's Companies, Inc.                                           645
                                                                         --------
                                                                            1,046
                                                                         --------
             HOMEFURNISHING RETAIL (0.1%)
    11,510   Bed Bath & Beyond, Inc.*                                         700
                                                                         --------
             HOTELS, RESORTS & CRUISE LINES (0.2%)
    40,000   Carnival Corp.                                                 1,601
                                                                         --------
             MOVIES & ENTERTAINMENT (0.2%)
    26,100   Walt Disney Co.                                                2,193
                                                                         --------
             SPECIALIZED CONSUMER SERVICES (0.3%)
    92,900   H&R Block, Inc.                                                2,767
                                                                         --------
             SPECIALTY STORES (0.2%)
    22,000   Signet Jewelers Ltd.                                           2,334
                                                                         --------
             Total Consumer Discretionary                                  25,000
                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  13

================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
NUMBER                                                                      VALUE
OF SHARES    SECURITY                                                       (000)
---------------------------------------------------------------------------------
             CONSUMER STAPLES (1.4%)
             -----------------------
             DRUG RETAIL (0.8%)
    60,130   CVS Caremark Corp.                                          $  4,709
    55,300   Walgreen Co.                                                   3,977
                                                                         --------
                                                                            8,686
                                                                         --------
             HOUSEHOLD PRODUCTS (0.2%)
    26,000   Procter & Gamble Co.                                           2,101
                                                                         --------
             HYPERMARKETS & SUPER CENTERS (0.3%)
    42,400   Wal-Mart Stores, Inc.                                          3,255
                                                                         --------
             TOBACCO (0.1%)
    12,460   Philip Morris International, Inc.                              1,103
                                                                         --------
             Total Consumer Staples                                        15,145
                                                                         --------
             ENERGY (2.7%)
             -------------
             INTEGRATED OIL & GAS (0.9%)
    10,330   Chevron Corp.                                                  1,268
    84,270   Occidental Petroleum Corp.                                     8,401
                                                                         --------
                                                                            9,669
                                                                         --------
             OIL & GAS DRILLING (0.2%)
    48,500   Transocean Ltd.                                                2,061
                                                                         --------
             OIL & GAS EQUIPMENT & SERVICES (0.9%)
    71,940   Halliburton Co.                                                4,650
    46,000   Schlumberger Ltd.                                              4,786
                                                                         --------
                                                                            9,436
                                                                         --------
             OIL & GAS EXPLORATION & PRODUCTION (0.7%)
    34,000   Anadarko Petroleum Corp.                                       3,497
    25,000   ConocoPhillips                                                 1,999
    75,000   Marathon Oil Corp.                                             2,749
                                                                         --------
                                                                            8,245
                                                                         --------
             Total Energy                                                  29,411
                                                                         --------
             FINANCIALS (3.4%)
             -----------------
             CONSUMER FINANCE (0.4%)
    52,500   Capital One Financial Corp.                                    4,142
                                                                         --------
             DIVERSIFIED BANKS (1.3%)
   109,233   Citigroup, Inc.                                                5,196
    85,000   JPMorgan Chase & Co.                                           4,724
    78,440   Wells Fargo & Co.                                              3,983
                                                                         --------
                                                                           13,903
                                                                         --------

================================================================================

14  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
NUMBER                                                                      VALUE
OF SHARES    SECURITY                                                       (000)
---------------------------------------------------------------------------------
             INVESTMENT BANKING & BROKERAGE (0.1%)
    35,000   Morgan Stanley                                              $  1,080
                                                                         --------
             LIFE & HEALTH INSURANCE (0.2%)
    56,000   MetLife, Inc.                                                  2,852
                                                                         --------
             MULTI-LINE INSURANCE (0.1%)
    23,000   American International Group, Inc.                             1,244
                                                                         --------
             REGIONAL BANKS (0.8%)
    89,900   BB&T Corp.                                                     3,409
    33,030   CIT Group, Inc.                                                1,469
    47,000   PNC Financial Services Group, Inc.                             4,008
                                                                         --------
                                                                            8,886
                                                                         --------
             SPECIALIZED FINANCE (0.5%)
    26,000   CME Group, Inc.                                                1,872
    16,850   IntercontinentalExchange Group, Inc.                           3,309
                                                                         --------
                                                                            5,181
                                                                         --------
             Total Financials                                              37,288
                                                                         --------
             HEALTH CARE (3.7%)
             ------------------
             BIOTECHNOLOGY (1.2%)
   160,000   Gilead Sciences, Inc.*                                        12,994
                                                                         --------
             HEALTH CARE DISTRIBUTORS (0.5%)
    80,100   Cardinal Health, Inc.                                          5,657
                                                                         --------
             HEALTH CARE EQUIPMENT (0.2%)
    41,000   Medtronic, Inc.                                                2,502
                                                                         --------
             PHARMACEUTICALS (1.8%)
   126,050   AbbVie, Inc.                                                   6,848
    58,440   Johnson & Johnson                                              5,929
    25,000   Merck & Co., Inc.                                              1,447
   163,100   Pfizer, Inc.                                                   4,833
                                                                         --------
                                                                           19,057
                                                                         --------
             Total Health Care                                             40,210
                                                                         --------
             INDUSTRIALS (2.7%)
             ------------------
             AEROSPACE & DEFENSE (0.6%)
    16,500   Raytheon Co.                                                   1,610
   106,300   Spirit AeroSystems Holdings, Inc. "A"*                         3,449
    12,130   United Technologies Corp.                                      1,410
                                                                         --------
                                                                            6,469
                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
NUMBER                                                                      VALUE
OF SHARES    SECURITY                                                       (000)
---------------------------------------------------------------------------------
             AIR FREIGHT & LOGISTICS (0.1%)
    13,830   United Parcel Service, Inc. "B"                             $  1,437
                                                                         --------
             AIRLINES (0.3%)
    64,500   United Continental Holdings, Inc.*                             2,862
                                                                         --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.6%)
    81,400   Eaton Corp. plc                                                5,998
                                                                         --------
             ENVIRONMENTAL & FACILITIES SERVICES (0.1%)
    35,000   Republic Services, Inc.                                        1,239
                                                                         --------
             INDUSTRIAL CONGLOMERATES (0.7%)
   305,490   General Electric Co.                                           8,184
                                                                         --------
             INDUSTRIAL MACHINERY (0.3%)
    26,500   Parker Hannifin Corp.                                          3,319
                                                                         --------
             Total Industrials                                             29,508
                                                                         --------
             INFORMATION TECHNOLOGY (4.8%)
             -----------------------------
             APPLICATION SOFTWARE (0.3%)
    21,600   Adobe Systems, Inc.*                                           1,394
    30,000   Citrix Systems, Inc.*                                          1,859
                                                                         --------
                                                                            3,253
                                                                         --------
             COMMUNICATIONS EQUIPMENT (0.6%)
   184,456   Cisco Systems, Inc.                                            4,542
    70,000   Juniper Networks, Inc.*                                        1,712
                                                                         --------
                                                                            6,254
                                                                         --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.3%)
    15,700   Visa, Inc. "A"                                                 3,373
                                                                         --------
             INTERNET SOFTWARE & SERVICES (0.5%)
    10,000   Facebook, Inc. "A"*                                              633
     5,720   Google, Inc. "A"*                                              3,270
     3,320   Google, Inc. "C"*                                              1,862
                                                                         --------
                                                                            5,765
                                                                         --------
             SEMICONDUCTOR EQUIPMENT (0.1%)
    65,000   Applied Materials, Inc.                                        1,312
                                                                         --------
             SEMICONDUCTORS (0.8%)
    62,000   Altera Corp.                                                   2,054
    45,100   Broadcom Corp. "A"                                             1,437
   142,890   Intel Corp.                                                    3,904
    33,200   Texas Instruments, Inc.                                        1,560
                                                                         --------
                                                                            8,955
                                                                         --------

================================================================================

16  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
NUMBER                                                                      VALUE
OF SHARES    SECURITY                                                       (000)
---------------------------------------------------------------------------------
             SYSTEMS SOFTWARE (0.6%)
   170,880   Microsoft Corp.                                             $  6,996
                                                                         --------
             TECHNOLOGY HARDWARE, STORAGE, & PERIPHERALS (1.6%)
     9,090   Apple, Inc.                                                    5,754
   214,000   Hewlett-Packard Co.                                            7,169
    11,900   SanDisk Corp.                                                  1,150
    54,000   Seagate Technology plc                                         2,901
                                                                         --------
                                                                           16,974
                                                                         --------
             Total Information Technology                                  52,882
                                                                         --------
             MATERIALS (0.3%)
             ----------------
             COMMODITY CHEMICALS (0.2%)
    25,000   LyondellBasell Industries N.V. "A"                             2,489
                                                                         --------
             PAPER PRODUCTS (0.1%)
    25,600   International Paper Co.                                        1,220
                                                                         --------
             Total Materials                                                3,709
                                                                         --------
             TELECOMMUNICATION SERVICES (0.5%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.5%)
   105,989   Verizon Communications, Inc.                                   5,295
                                                                         --------
             Total Common Stocks (cost: $187,096)                         238,448
                                                                         --------
             PREFERRED STOCKS (1.8%)

             CONSUMER STAPLES (1.1%)
             -----------------------
             AGRICULTURAL PRODUCTS (1.1%)
   188,000   CHS, Inc., Series B, 7.88%, cumulative redeemable,
                perpetual                                                   5,690
    58,000   Dairy Farmers of America, Inc., 7.88%, cumulative
                redeemable, perpetual(a)                                    6,220
                                                                         --------
                                                                           11,910
                                                                         --------
             Total Consumer Staples                                        11,910
                                                                         --------
             ENERGY (0.1%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.1%)
     1,900   Kinder Morgan G.P., Inc., 4.16%, cumulative redeemable(a)      1,759
                                                                         --------
             FINANCIALS (0.6%)
             -----------------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
        30   International Lease Finance Corp., 0.25%, perpetual(b)         2,310
                                                                         --------
             REINSURANCE (0.0%)
     1,500   American Overseas Group Ltd., 7.50%, non-cumulative,
                perpetual, acquired 1/23/2007 - 3/09/2007;
                cost $1,533*(b),(c)                                           375
                                                                         --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
NUMBER                                                                      VALUE
OF SHARES    SECURITY                                                       (000)
---------------------------------------------------------------------------------
             REITs - MORTGAGE (0.1%)
    24,000   Arbor Realty Trust, Inc., 7.38%*                            $    601
                                                                         --------
             REITs - OFFICE (0.3%)
   130,027   CommonWealth REIT, Series E, 7.25%, cumulative
                redeemable, perpetual*                                      3,343
                                                                         --------
             Total Financials                                               6,629
                                                                         --------
             Total Preferred Stocks (cost: $19,297)                        20,298
                                                                         --------
             EXCHANGE-TRADED FUNDS (3.8%)
   240,579   iShares Core S&P Mid-Cap ETF                                  33,111
    77,000   iShares Core S&P Small-Cap ETF                                 8,262
                                                                         --------
             Total Exchange-Traded Funds (cost: $32,757)                   41,373
                                                                         --------
             Total U.S. Equity Securities (cost: $239,150)                300,119
                                                                         --------
             INTERNATIONAL EQUITY SECURITIES (22.2%)

             COMMON STOCKS (2.2%)

             CONSUMER DISCRETIONARY (0.3%)
             -----------------------------
             AUTO PARTS & EQUIPMENT (0.3%)
    26,000   Magna International, Inc.                                      2,660
                                                                         --------
             CONSUMER STAPLES (0.1%)
             -----------------------
             PACKAGED FOODS & MEAT (0.1%)
    31,610   Unilever N.V.                                                  1,372
                                                                         --------
             ENERGY (0.1%)
             -------------
             INTEGRATED OIL & GAS (0.1%)
    15,000   Royal Dutch Shell plc ADR                                      1,179
                                                                         --------
             FINANCIALS (0.2%)
             -----------------
             DIVERSIFIED BANKS (0.2%)
    40,000   HSBC Holdings plc ADR                                          2,109
                                                                         --------
             HEALTH CARE (0.2%)
             ------------------
             PHARMACEUTICALS (0.2%)
    23,500   Novartis AG ADR                                                2,117
                                                                         --------
             INDUSTRIALS (0.3%)
             ------------------
             RAILROADS (0.3%)
    22,400   Canadian Pacific Railway Ltd.                                  3,753
                                                                         --------
             INFORMATION TECHNOLOGY (0.6%)
             -----------------------------
             SEMICONDUCTORS (0.6%)
    97,428   NXP Semiconductors N.V.*                                       6,050
                                                                         --------

================================================================================

18  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
NUMBER                                                                      VALUE
OF SHARES    SECURITY                                                       (000)
---------------------------------------------------------------------------------
             MATERIALS (0.3%)
             ----------------
             DIVERSIFIED METALS & MINING (0.2%)
    54,500   Rio Tinto plc ADR                                           $  2,800
                                                                         --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.1%)
    25,000   Potash Corp. of Saskatchewan, Inc.                               908
                                                                         --------
             Total Materials                                                3,708
                                                                         --------
             TELECOMMUNICATION SERVICES (0.1%)
             ---------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.1%)
    43,309   Vodafone Group plc ADR                                         1,516
                                                                         --------
             Total Common Stocks (cost: $19,194)                           24,464
                                                                         --------
             EXCHANGE-TRADED FUNDS (20.0%)
    82,387   EGShares Emerging Markets Consumer ETF                         2,230
   598,760   iShares Core MSCI EAFE ETF                                    37,614
   414,960   iShares Core MSCI Emerging Markets ETF                        21,142
 1,256,497   iShares MSCI EAFE ETF                                         87,213
 1,601,539   iShares MSCI Germany ETF                                      51,474
   102,329   iShares MSCI Malaysia ETF                                      1,639
    32,280   iShares MSCI Philippines ETF                                   1,164
    52,580   iShares MSCI South Korea Capped ETF                            3,398
    47,738   iShares MSCI Turkey ETF                                        2,736
    34,497   SPDR S&P Emerging Markets SmallCap ETF                         1,687
    55,946   WisdomTree Emerging Markets Equity Income Fund                 2,828
    59,797   WisdomTree Emerging Markets SmallCap Dividend Fund             2,843
   103,151   WisdomTree India Earnings Fund                                 2,216
                                                                         --------
             Total Exchange-Traded Funds (cost: $191,675)                 218,184
                                                                         --------
             Total International Equity Securities (cost: $210,869)       242,648
                                                                         --------
             PRECIOUS METALS AND COMMODITY-RELATED SECURITIES (1.9%)

             GOLD (1.1%)

             AFRICAN GOLD COMPANIES (0.1%)
    55,356   AngloGold Ashanti Ltd. ADR*                                      874
    98,700   Gold Fields Ltd. ADR                                             349
   130,000   Harmony Gold Mining Co. Ltd. ADR*                                345
     9,675   Sibanye Gold Ltd. ADR                                             95
                                                                         --------
                                                                            1,663
                                                                         --------
             AUSTRALIAN GOLD COMPANIES (0.1%)
    66,200   Newcrest Mining Ltd.*                                            600
                                                                         --------

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                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------
                                                                           MARKET
NUMBER                                                                      VALUE
OF SHARES    SECURITY                                                       (000)
---------------------------------------------------------------------------------
             EUROPEAN GOLD COMPANIES (0.1%)
    12,600   Randgold Resources Ltd. ADR                                 $    932
                                                                         --------
             NORTH AMERICAN GOLD COMPANIES (0.7%)
    10,500   Agnico-Eagle Mines Ltd.                                          318
    38,400   Alamos Gold, Inc.                                                316
    46,200   AuRico Gold, Inc.                                                160
   215,000   B2Gold Corp.*                                                    521
    13,900   Barrick Gold Corp.                                               224
    79,000   Centerra Gold, Inc.                                              336
    95,000   Dundee Precious Metals, Inc.*                                    315
   103,900   Eldorado Gold Corp.                                              597
    33,800   Goldcorp, Inc.                                                   790
   164,000   IAMGOLD Corp.                                                    500
    80,400   Kinross Gold Corp.*                                              304
    27,700   Newmont Mining Corp.                                             634
    35,000   Primero Mining Corp.*                                            222
    16,900   Royal Gold, Inc.                                               1,060
   353,130   Semafo, Inc.                                                   1,163
    45,800   Yamana Gold, Inc.                                                337
                                                                         --------
                                                                            7,797
                                                                         --------
             SOUTH AMERICAN GOLD COMPANIES (0.1%)
    91,000   Compania de Minas Buenaventura S.A. ADR                          973
                                                                         --------
             Total Gold (cost: $18,489)                                    11,965
                                                                         --------

             SILVER (0.2%)
    69,100   Pan American Silver Corp.                                        855
    24,300   Silver Wheaton Corp.                                             499
    53,000   Tahoe Resources, Inc.*                                         1,099
                                                                         --------
             Total Silver (cost: $2,509)                                    2,453
                                                                         --------

             EXCHANGE-TRADED FUNDS (0.6%)
    69,416   iShares Silver Trust*                                          1,255
    41,626   SPDR Gold Shares*                                              5,013
                                                                         --------
             Total Exchange-Traded Funds (cost: $7,932)                     6,268
                                                                         --------
             Total Precious Metals and Commodity-Related
                Securities (cost: $28,930)                                 20,686
                                                                         --------

================================================================================

20  | USAA CORNERSTONE MODERATE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             BONDS (43.5%)

             CORPORATE OBLIGATIONS (20.3%)

             CONSUMER DISCRETIONARY (0.2%)
             -----------------------------
             PUBLISHING (0.1%)
$      800   McGraw-Hill Global Education Holdings, LLC,
                9.75%, 6/14/2014(a)                                       10.00%(d)    4/01/2021   $    918
                                                                                                   --------
             SPECIALTY STORES (0.1%)
       700   Toys R US Property Co. II, LLC                                8.50       12/01/2017        717
                                                                                                   --------
             Total Consumer Discretionary                                                             1,635
                                                                                                   --------
             ENERGY (3.2%)
             -------------
             OIL & GAS EXPLORATION & PRODUCTION (0.6%)
       800   Alta Mesa Holdings, LP                                        9.63       10/15/2018        850
       800   Fieldwood Energy, LLC(e)                                      8.38        9/30/2020        826
       800   Halcon Resources Corp.                                        9.25        2/15/2022        860
       800   Midstates Petroleum Co., Inc. &
                Midstates Petroleum Co., LLC                               9.25        6/01/2021        864
       800   Quicksilver Resources, Inc.(e)                                7.00        6/21/2019        786
       500   Rex Energy Corp.                                              8.88       12/01/2020        557
       800   Sabine Oil & Gas, LLC(e)                                      8.75       12/31/2018        813
       900   Samson Investment Co.(e)                                      5.00        9/25/2018        900
                                                                                                   --------
                                                                                                      6,456
                                                                                                   --------
             OIL & GAS REFINING & MARKETING (0.1%)
       900   Northern Tier Energy, LLC &
                Northern Tier Finance Corp.                                7.13       11/15/2020        972
                                                                                                   --------
             OIL & GAS STORAGE & TRANSPORTATION (2.5%)
     5,000   DCP Midstream, LLC(a)                                         5.85        5/21/2043      4,750
     3,059   Enbridge Energy Partners, LP                                  8.05       10/01/2037      3,480
     7,300   Energy Transfer Partners, LP                                  3.24(f)    11/01/2066      6,789
     4,000   Enterprise Products Operating, LLC                            7.00        6/01/2067      4,255
       800   Martin Midstream Partners, LP                                 7.25        2/15/2021        846
       156   NuStar Logistics, LP                                          7.63        1/15/2043      4,233
     1,000   Southern Union Co.                                            3.24(f)    11/01/2066        830
     2,500   TEPPCO Partners, LP                                           7.00        6/01/2067      2,564
                                                                                                   --------
                                                                                                     27,747
                                                                                                   --------
             Total Energy                                                                            35,175
                                                                                                   --------
             FINANCIALS (13.0%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (1.3%)
     6,000   Prospect Capital Corp.                                        5.00        7/15/2019      6,213
     8,000   State Street Capital Trust IV                                 1.23(f)     6/01/2077      6,720

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
$    1,200   Walter Investment Management Corp.(a)                         7.88%      12/15/2021   $  1,216
                                                                                                   --------
                                                                                                     14,149
                                                                                                   --------
             CONSUMER FINANCE (0.4%)
     3,500   American Express Co.                                          6.80        9/01/2066      3,876
                                                                                                   --------
             DIVERSIFIED BANKS (0.1%)
       600   Compass Bank                                                  6.40       10/01/2017        669
                                                                                                   --------
             LIFE & HEALTH INSURANCE (2.1%)
       167   Delphi Financial Group, Inc.                                  7.38        5/15/2037      4,096
     5,500   Lincoln National Corp.                                        7.00        5/17/2066      5,748
     2,000   Lincoln National Corp.                                        6.05        4/20/2067      2,040
     4,000   Prudential Financial, Inc.                                    5.63        6/15/2043      4,230
     1,000   Prudential Financial, Inc.                                    5.20        3/15/2044      1,011
     6,150   StanCorp Financial Group, Inc.                                6.90        6/01/2067      6,427
                                                                                                   --------
                                                                                                     23,552
                                                                                                   --------
             MULTI-LINE INSURANCE (2.0%)
     7,000   Genworth Holdings, Inc.                                       6.15       11/15/2066      6,624
     8,300   Glen Meadow Pass-Through Trust(a)                             6.51        2/12/2067      8,341
     6,670   Nationwide Mutual Insurance Co.(a)                            5.81       12/15/2024      6,774
                                                                                                   --------
                                                                                                     21,739
                                                                                                   --------
             MULTI-SECTOR HOLDINGS (0.3%)
     3,000   BNSF Funding Trust I                                          6.61       12/15/2055      3,326
                                                                                                   --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.8%)
     3,000   GE Capital Trust I                                            6.38       11/15/2067      3,345
     2,100   JPMorgan Chase Capital XIII                                   1.18(f)     9/30/2034      1,822
     4,500   JPMorgan Chase Capital XXI                                    1.17(f)     2/02/2037      3,746
                                                                                                   --------
                                                                                                      8,913
                                                                                                   --------
             PROPERTY & CASUALTY INSURANCE (3.3%)
     5,000   Allstate Corp.                                                5.75        8/15/2053      5,353
     5,800   AmTrust Financial Services, Inc.(a)                           6.13        8/15/2023      5,912
     4,875   HSB Group, Inc.(b)                                            1.14(f)     7/15/2027      3,802
     6,000   Ironshore Holdings, Inc.(a)                                   8.50        5/15/2020      7,074
     9,600   Oil Insurance Ltd.(a)                                         3.22(f)             -(g)   8,928
     2,300   Progressive Corp.                                             6.70        6/15/2037      2,560
     2,500   Travelers Companies, Inc.                                     6.25        3/15/2037      2,687
                                                                                                   --------
                                                                                                     36,316
                                                                                                   --------
             REAL ESTATE DEVELOPMENT (0.1%)
       800   Forestar USA Real Estate Group, Inc.(a)                       8.50        6/01/2022        832
                                                                                                   --------

================================================================================

22  | USAA CORNERSTONE MODERATE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             REGIONAL BANKS (2.1%)
$    1,000   Allfirst Preferred Capital Trust                              1.73%(f)    7/15/2029   $    905
       170   Citizens Funding Trust I                                      7.50        9/15/2066      4,346
     1,000   Emigrant Bancorp, Inc.(a)                                     6.25        6/15/2014      1,001
     2,850   First Maryland Capital Trust I                                1.23(f)     1/15/2027      2,608
     2,500   First Tennessee Bank, N.A.                                    5.65        4/01/2016      2,669
     2,400   Fulton Capital Trust I                                        6.29        2/01/2036      2,352
     2,000   Huntington Capital Trust II "B"                               0.86(f)     6/15/2028      1,690
       500   M&T Capital Trust I                                           8.23        2/01/2027        509
     2,000   Manufacturers & Traders Trust Co.                             5.63       12/01/2021      2,093
     6,000   Suntrust Capital I                                            0.89(f)     5/15/2027      5,182
                                                                                                   --------
                                                                                                     23,355
                                                                                                   --------
             REINSURANCE (0.3%)
     1,500   Alterra USA Holdings Ltd.(a)                                  7.20        4/14/2017      1,683
     1,500   Platinum Underwriters Finance, Inc.                           7.50        6/01/2017      1,686
                                                                                                   --------
                                                                                                      3,369
                                                                                                   --------
             REITs - RETAIL (0.1%)
     1,000   Brixmor, LLC                                                  7.68       11/02/2026      1,005
                                                                                                   --------
             THRIFTS & MORTGAGE FINANCE (0.1%)
       800   Ocwen Financial Corp.(a)                                      6.63        5/15/2019        812
                                                                                                   --------
             Total Financials                                                                       141,913
                                                                                                   --------
             INDUSTRIALS (0.7%)
             ------------------
             AEROSPACE & DEFENSE (0.2%)
     3,150   Textron Financial Corp.(a)                                    6.00        2/15/2067      2,803
                                                                                                   --------
             AIRLINES (0.1%)
       799   America West Airlines, Inc. Pass-Through Trust (INS)          7.93        1/02/2019        891
                                                                                                   --------
             MARINE (0.1%)
       800   Navios Maritime Holdings, Inc.(a)                             7.38        1/15/2022        817
                                                                                                   --------
             RAILROADS (0.0%)
       450   Florida East Coast Holdings Corp.(a)                          6.75        5/01/2019        470
                                                                                                   --------
             TRADING COMPANIES & DISTRIBUTORS (0.3%)
     1,000   ILFC E-Capital Trust I(a)                                     5.21(f)    12/21/2065        965
     2,000   ILFC E-Capital Trust II(a)                                    6.25       12/21/2065      1,985
                                                                                                   --------
                                                                                                      2,950
                                                                                                   --------
             Total Industrials                                                                        7,931
                                                                                                   --------
             TELECOMMUNICATION SERVICES (0.5%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
       126   Qwest Corp.                                                   7.50        9/15/2051      3,377
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             WIRELESS TELECOMMUNICATION SERVICES (0.2%)
$    1,200   NII International Telecom SCA(a)                              7.88%       8/15/2019   $  1,017
       800   Sprint Corp.(a)                                               7.13        6/15/2024        864
                                                                                                   --------
                                                                                                      1,881
                                                                                                   --------
             Total Telecommunication Services                                                         5,258
                                                                                                   --------
             UTILITIES (2.7%)
             ----------------
             ELECTRIC UTILITIES (1.1%)
     2,800   NextEra Energy Capital Holdings, Inc.                         6.35       10/01/2066      2,763
     1,750   NextEra Energy Capital Holdings, Inc.                         6.65        6/15/2067      1,765
     2,150   NextEra Energy Capital Holdings, Inc.                         7.30        9/01/2067      2,377
     3,312   PPL Capital Funding, Inc.                                     6.70        3/30/2067      3,335
     1,869   Texas Competitive Electric Holdings Co., LLC(e)               4.65       10/10/2017      1,500
                                                                                                   --------
                                                                                                     11,740
                                                                                                   --------
             MULTI-UTILITIES (1.6%)
     2,500   Dominion Resources, Inc.                                      7.50        6/30/2066      2,716
     2,900   Dominion Resources, Inc.                                      2.53(f)     9/30/2066      2,697
     3,342   Integrys Energy Group, Inc.                                   6.11       12/01/2066      3,373
     5,825   Puget Sound Energy, Inc.                                      6.97        6/01/2067      6,093
     3,000   Wisconsin Energy Corp.                                        6.25        5/15/2067      3,107
                                                                                                   --------
                                                                                                     17,986
                                                                                                   --------
             Total Utilities                                                                         29,726
                                                                                                   --------
             Total Corporate Obligations (cost: $199,013)                                           221,638
                                                                                                   --------
             EURODOLLAR AND YANKEE OBLIGATIONS (6.6%)

             CONSUMER STAPLES (0.1%)
             -----------------------
             PACKAGED FOODS & MEAT (0.1%)
     1,125   JBS S.A.                                                     10.50        8/04/2016      1,305
                                                                                                   --------
             ENERGY (0.5%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.5%)
     5,544   TransCanada Pipelines Ltd.                                    6.35        5/15/2067      5,780
                                                                                                   --------
             FINANCIALS (3.2%)
             -----------------
             DIVERSIFIED BANKS (1.7%)
       350   Barclays Bank plc                                             0.56(f)             -(g)     237
     8,030   Barclays Bank plc                                             0.69(f)             -(g)   5,621
       500   Barclays Bank plc                                             0.69(f)             -(g)     336
       900   Barclays Bank plc(a)                                          7.70                -(g)     990
     9,500   HSBC Bank plc                                                 0.69(f)             -(g)   6,543
     1,000   LBI hf, acquired 10/12/2007; cost $1,000(a),(b),(c),(h)       7.43                -(g)       -

================================================================================

24  | USAA CORNERSTONE MODERATE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
$    6,800   Lloyds Bank plc                                               0.63%(f)            -(g)$  4,692
                                                                                                   --------
                                                                                                     18,419
                                                                                                   --------
             LIFE & HEALTH INSURANCE (0.4%)
     4,750   Great-West Life & Annuity Insurance Capital, LP(a)            7.15        5/16/2046      4,940
                                                                                                   --------
             PROPERTY & CASUALTY INSURANCE (0.6%)
     6,130   QBE Capital Funding III Ltd.(a)                               7.25        5/24/2041      6,607
                                                                                                   --------
             REGIONAL BANKS (0.1%)
       700   First Hawaiian Capital I                                      8.34        7/01/2027        709
     2,000   Glitnir Banki hf, acquired 9/11/2006 - 10/18/2006;
                cost $2,034(a),(b),(c),(h)                                 7.45                -(g)       -
                                                                                                   --------
                                                                                                        709
                                                                                                   --------
             REINSURANCE (0.4%)
     4,000   Swiss Re Capital I, LP(a)                                     6.85                -(g)   4,293
                                                                                                   --------
             Total Financials                                                                        34,968
                                                                                                   --------
             INDUSTRIALS (0.4%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.4%)
     4,050   Hutchison Whampoa International Ltd.(a)                       6.00                -(g)   4,273
                                                                                                   --------
             MATERIALS (1.3%)
             ----------------
             COMMODITY CHEMICALS (0.3%)
     3,000   Braskem Finance Ltd.                                          6.45        2/03/2024      3,187
                                                                                                   --------
             DIVERSIFIED METALS & MINING (0.1%)
       800   Vedanta Resources plc(a)                                      6.00        1/31/2019        831
                                                                                                   --------
             GOLD (0.9%)
     5,000   Kinross Gold Corp.(a)                                         5.95        3/15/2024      5,142
     4,285   Newcrest Finance Proprietary Ltd.(a)                          4.45       11/15/2021      4,088
     1,400   St. Barbara Ltd.(a)                                           8.88        4/15/2018      1,158
                                                                                                   --------
                                                                                                     10,388
                                                                                                   --------
             Total Materials                                                                         14,406
                                                                                                   --------
             UTILITIES (1.1%)
             ----------------
             ELECTRIC UTILITIES (1.1%)
     4,500   Electricite De France S.A.(a)                                 5.25                -(g)   4,637
     5,700   Enel S.p.A.(a)                                                8.75        9/24/2073      6,683
                                                                                                   --------
                                                                                                     11,320
                                                                                                   --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.0%)
       300   AES Gener S.A.(a)                                             8.38       12/18/2073        328
                                                                                                   --------
             Total Utilities                                                                         11,648
                                                                                                   --------
             Total Eurodollar and Yankee Obligations (cost: $68,234)                                 72,380
                                                                                                   --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES (0.2%)

             FINANCIALS (0.2%)
             -----------------
             ASSET-BACKED FINANCING (0.2%)
$    2,000   SLC Student Loan Trust                                        0.68%(f)    7/15/2036   $  1,746
       651   SLM Student Loan Trust                                        0.78(f)    10/25/2038        598
                                                                                                   --------
                                                                                                      2,344
                                                                                                   --------
             Total Financials                                                                         2,344
                                                                                                   --------
             Total Asset-Backed Securities (cost: $2,025)                                             2,344
                                                                                                   --------
             COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%)

             FINANCIALS (0.4%)
       521   Sequoia Mortgage Trust                                        1.05(f)     9/20/2033        458
     3,518   Structured Asset Mortgage Investments, Inc.                   0.65(f)     7/19/2035      3,131
       587   Wells Fargo Mortgage Backed Securities Trust                  4.98        4/25/2035        570
                                                                                                   --------
             Total Financials                                                                         4,159
                                                                                                   --------
             Total Collateralized Mortgage Obligations (cost: $4,166)                                 4,159
                                                                                                   --------
             COMMERCIAL MORTGAGE SECURITIES (8.9%)

             FINANCIALS (8.9%)
             -----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (8.9%)
     1,000   Banc of America Commercial Mortgage, Inc.                     5.29       11/10/2042      1,014
     3,238   Banc of America Commercial Mortgage, Inc.                     5.85        7/10/2044      3,438
     3,000   Banc of America Commercial Mortgage, Inc.                     5.76        5/10/2045      3,203
     2,700   Banc of America Commercial Mortgage, Inc.                     5.46        9/10/2045      2,863
     1,000   Banc of America Commercial Mortgage, Inc.                     5.42       10/10/2045      1,033
     3,287   Banc of America Commercial Mortgage, Inc.(a)                  5.94        9/10/2047      3,407
     4,000   Banc of America Commercial Mortgage, Inc.                     6.27        2/10/2051      4,327
     2,000   BCRR Trust(a)                                                 5.86        7/17/2040      2,220
       400   Bear Stearns Commercial Mortgage Securities, Inc.             5.49       12/11/2040        391
     2,000   Bear Stearns Commercial Mortgage Securities, Inc.             5.21        2/11/2041      2,022
     2,034   Bear Stearns Commercial Mortgage Securities, Inc.(a)          5.66        9/11/2041      2,025
       900   Bear Stearns Commercial Mortgage Securities, Inc.             5.60       10/12/2041        890
     3,200   Bear Stearns Commercial Mortgage Securities, Inc.             4.99        9/11/2042      3,323
       500   CD Commercial Mortgage Trust                                  5.69       10/15/2048        490
       900   Citigroup Commercial Mortgage Trust                           5.78        3/15/2049        938
       800   Citigroup Commercial Mortgage Trust                           6.14       12/10/2049        816
     3,000   Commercial Mortgage Loan Trust                                6.01       12/10/2049      3,198
     1,000   Commercial Mortgage Loan Trust(a)                             5.54       12/11/2049      1,077
     7,400   Credit Suisse Commercial Mortgage Pass-Through Trust          0.34        2/15/2040      6,409

================================================================================

26  | USAA CORNERSTONE MODERATE FUND

================================================================================

-----------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                            MARKET
AMOUNT                                                                    COUPON                      VALUE
(000)        SECURITY                                                      RATE         MATURITY      (000)
-----------------------------------------------------------------------------------------------------------
$    4,000   GE Capital Commercial Mortgage Corp.                          5.28%       3/10/2044   $  4,037
     3,600   GE Capital Commercial Mortgage Corp.                          5.31       11/10/2045      3,660
     1,900   GE Capital Commercial Mortgage Corp.                          5.61       12/10/2049      2,008
     2,000   GMAC Commercial Mortgage Securities, Inc.                     4.97       12/10/2041      2,036
       500   GMAC Commercial Mortgage Securities, Inc.                     4.98       12/10/2041        499
     1,000   GMAC Commercial Mortgage Securities, Inc.                     4.81        5/10/2043        986
     2,850   GS Mortgage Securities Corp. II                               5.57        4/10/2038      2,929
     1,000   GS Mortgage Securities Corp. II                               5.85        8/10/2038      1,000
     1,000   GS Mortgage Securities Corp. II                               4.78        7/10/2039      1,025
     4,500   J.P. Morgan Chase Commercial Mortgage Securities Corp.        5.04       10/15/2042      4,629
     3,210   J.P. Morgan Chase Commercial Mortgage Securities Corp.        5.57        4/15/2043      3,404
     1,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.        5.39       12/15/2044      1,056
     1,000   J.P. Morgan Chase Commercial Mortgage Securities Corp.        5.39       12/15/2044      1,048
       900   LB-UBS Commercial Mortgage Trust                              5.28        2/15/2041        924
     3,837   Merrill Lynch Mortgage Trust                                  5.14        7/12/2038      4,031
     1,000   Merrill Lynch Mortgage Trust                                  5.19        7/12/2038        993
       400   Merrill Lynch Mortgage Trust                                  5.22        7/12/2038        387
     4,000   Merrill Lynch Mortgage Trust                                  5.67        5/12/2039      4,074
     2,500   Merrill Lynch Mortgage Trust                                  5.01       10/12/2041      2,520
     1,000   ML-CFC Commercial Mortgage Trust                              5.42        8/12/2048      1,075
     1,500   ML-CFC Commercial Mortgage Trust                              5.90        8/12/2049      1,578
       460   ML-CFC Commercial Mortgage Trust                              5.86        9/12/2049        516
     4,150   Morgan Stanley Capital I Trust                                5.20       11/14/2042      4,106
       878   Morgan Stanley Capital I, Inc.                                5.15        8/13/2042        903
       723   Morgan Stanley Capital I, Inc.                                5.17        8/13/2042        741
       900   Morgan Stanley Capital I, Inc.                                5.50        3/12/2044        941
     3,150   Wachovia Bank Commercial Mortgage Trust                       5.72        5/15/2043      3,347
       500   Wachovia Bank Commercial Mortgage Trust(a)                    4.99        5/15/2044        480
                                                                                                   --------
                                                                                                     98,017
                                                                                                   --------
             Total Financials                                                                        98,017
                                                                                                   --------
             Total Commercial Mortgage Securities (cost: $88,374)                                    98,017
                                                                                                   --------
             U.S. TREASURY SECURITIES (7.1%)

             NOTES (7.1%)
     3,750   1.63%, 8/15/2022                                                                         3,575
     1,350   1.63%, 11/15/2022                                                                        1,281
    34,750   1.75%, 5/15/2022                                                                        33,591
       690   2.00%, 2/15/2023                                                                           673

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

-------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                              MARKET
AMOUNT                                                                    COUPON                        VALUE
(000)        SECURITY                                                      RATE         MATURITY        (000)
-------------------------------------------------------------------------------------------------------------
$    4,200   2.75%, 11/15/2023                                                                     $    4,325
    33,100   2.75%, 2/15/2024                                                                          34,015
                                                                                                   ----------
                                                                                                       77,460
                                                                                                   ----------
             Total U.S. Treasury Securities (cost: $77,833)                                            77,460
                                                                                                   ----------
             Total Bonds (cost: $439,645)                                                             475,998
                                                                                                   ----------
             MONEY MARKET INSTRUMENTS (4.4%)

             COMMERCIAL PAPER (0.2%)

             ENERGY (0.2%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.2%)
     1,977   Williams Partners L.P.(a),(i)                                 0.20%       6/02/2014        1,977
                                                                                                   ----------

-------------------------------------------------------------------------------------------------------------
NUMBER
OF SHARES
-------------------------------------------------------------------------------------------------------------

             MONEY MARKET FUNDS (4.2%)
46,082,315   State Street Institutional Liquid Reserve Fund, 0.07%(j)                                  46,082
                                                                                                   ----------
             Total Money Market Instruments (cost: $48,059)                                            48,059
                                                                                                   ----------

             TOTAL INVESTMENTS (COST: $966,653)                                                    $1,087,510
                                                                                                   ==========


-------------------------------------------------------------------------------------------------------------
NUMBER
OF CONTRACTS
-------------------------------------------------------------------------------------------------------------

             PURCHASED OPTIONS (0.1%)
    6,420    Put - iShares MSCI EAFE ETF expiring September 20, 2014 at 65                                668
    2,440    Put - iShares MSCI Emerging Markets ETF expiring September 20, 2014 at 39                    171
      429    Put - S&P 500 Index expiring September 20, 2014 at 1775                                      776
                                                                                                   ----------

             TOTAL PURCHASED OPTIONS (COST: $4,096)                                                $    1,615
                                                                                                   ==========
             WRITTEN OPTIONS (0.0%)
   (6,420)   Put - iShares MSCI EAFE ETF expiring September 20, 2014 at 60                               (263)
                                                                                                   ----------

             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $777)                                       $     (263)
                                                                                                   ==========

================================================================================

28  | USAA CORNERSTONE MODERATE FUND

================================================================================

---------------------------------------------------------------------------------------------------
($ IN 000s)                                          VALUATION HIERARCHY
---------------------------------------------------------------------------------------------------
                                        (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                       FOR IDENTICAL ASSETS              INPUTS          INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
U.S. Equity Securities:
  Common Stocks                          $238,448            $      -          $    -    $  238,448
  Preferred Stocks                              -              17,613           2,685        20,298
  Exchange-Traded Funds                    41,373                   -               -        41,373
International Equity Securities:
  Common Stocks                            24,464                   -               -        24,464
  Exchange-Traded Funds                   218,184                   -               -       218,184
Precious Metals and
  Commodity-Related Securities:
  Gold                                     11,965                   -               -        11,965
  Silver                                    2,453                   -               -         2,453
  Exchange-Traded Funds                     6,268                   -               -         6,268
Bonds:
  Corporate Obligations                         -             217,836           3,802       221,638
  Eurodollar and Yankee Obligations             -              72,380               -        72,380
  Asset-Backed Securities                       -               2,344               -         2,344
  Collateralized Mortgage Obligations           -               4,159               -         4,159
  Commercial Mortgage Securities                -              98,017               -        98,017
  U.S. Treasury Securities                 77,460                   -               -        77,460
Money Market Instruments:
  Commercial Paper                              -               1,977               -         1,977
  Money Market Funds                       46,082                   -               -        46,082
Purchased Options                           1,615                   -               -         1,615
---------------------------------------------------------------------------------------------------
Total                                    $668,312            $414,326          $6,487    $1,089,125
---------------------------------------------------------------------------------------------------

                                        (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                    QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
LIABILITIES             FOR IDENTICAL LIABILITIES              INPUTS          INPUTS         TOTAL
---------------------------------------------------------------------------------------------------
Written Options                             $(263)                 $-              $-         $(263)
---------------------------------------------------------------------------------------------------
Total                                       $(263)                 $-              $-         $(263)
---------------------------------------------------------------------------------------------------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

Reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

---------------------------------------------------------------------------------------------
                                                                   PREFERRED        CORPORATE
                                                                      STOCKS      OBLIGATIONS
---------------------------------------------------------------------------------------------
Balance as of May 31, 2013                                            $2,295           $    -
Purchases                                                                  -              402
Sales                                                                      -             (361)
Transfers into Level 3                                                     -            3,566
Transfers out of Level 3                                                   -                -
Net realized gain (loss) on investments                                    -             (639)
Change in net unrealized appreciation/depreciation of investments        390              834
---------------------------------------------------------------------------------------------
Balance as of May 31, 2014                                            $2,685           $3,802
---------------------------------------------------------------------------------------------

For the period of June 1, 2013, through May 31, 2014, common stock with a fair value of $565,000 was transferred from Level 2 to Level 1. Due to an assessment of events at the beginning of the reporting period, the security had an adjustment to its foreign market closing price to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. A corporate obligation with a fair value of $3,566,000 was transferred from Level 2 to Level 3. Due to an assessment of events at the end of the reporting period, this security had a single broker quote provided to the Fund's pricing service. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

30  | USAA CORNERSTONE MODERATE FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2014

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 29.9% of net assets at May 31, 2014.

   The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o  CATEGORIES AND DEFINITIONS

   ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES - Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. These securities represent ownership in a pool of loans and are divided into pieces (tranches) with varying maturities. The stated final maturity of such securities represents when the final principal payment will be made for all underlying loans. The weighted average life is the average time for principal to be repaid, which is calculated by assuming prepayment rates of the underlying

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  31

================================================================================

   loans. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments. Stated interest rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

   EURODOLLAR AND YANKEE OBLIGATIONS - Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o  PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.
   REIT   Real estate investment trust

   CREDIT ENHANCEMENTS - add the financial strength of the provider of the enhancement to support the issuer's ability to repay the principal and interest payments when due. The enhancement may be provided by a high-quality bank, insurance company or other corporation, or a collateral trust. The enhancements do not guarantee the market values of the securities.

   (INS) Principal and interest payments are insured by AMBAC Assurance Corp. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations.

o  SPECIFIC NOTES

   (a) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an

================================================================================

32  | USAA CORNERSTONE MODERATE FUND

================================================================================

       exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by USAA Asset Management Company (the Manager) under liquidity guidelines approved by the USAA Mutual Funds Trust's Board of Trustees (the Board), unless otherwise noted as illiquid.

   (b) Security was fair valued at May 31, 2014, by the Manager in accordance with valuation procedures approved by the Board. The total value of all such securities was $6,487,000, which represented 0.6% of net assets of the Fund.

   (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2014, was $375,000, which represented less than 0.1% of the Fund's net assets.

   (d) Stepped-coupon security that adjusts it's coupon at the specified date and rate shown in the security's description.

   (e) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at May 31, 2014. The weighted average life of the loan is likely to be shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

   (f) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the rate at May 31, 2014.

   (g) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

   (h) At May 31, 2014, the issuer was in default with respect to interest and/or principal payments.

   (i) Commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

       Securities Act of 1933. Unless this commercial paper is subsequently registered, a resale of this commercial paper in the United States must be effected in a transaction exempt from registration under the Securities Act of 1933. Section 4(2) commercial paper is normally resold to other investors through or with the assistance of the issuer or an investment dealer who makes a market in this security, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

   (j) Rate represents the money market fund annualized seven-day yield at May 31, 2014.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

34  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2014

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $966,653)         $1,087,510
  Purchased options, at market value (cost of $4,096)                        1,615
  Cash                                                                          13
  Receivables:
     Capital shares sold                                                     1,722
     USAA Asset Management Company (Note 5C)                                   134
     Dividends and interest                                                  4,751
                                                                        ----------
        Total assets                                                     1,095,745
                                                                        ----------
LIABILITIES
  Payables:
     Securities purchased                                                      420
     Capital shares redeemed                                                   435
  Written options, at market value (premiums received of $777)                 263
  Accrued management fees                                                      659
  Accrued transfer agent's fees                                                 33
  Other accrued expenses and payables                                          152
                                                                        ----------
        Total liabilities                                                    1,962
                                                                        ----------
           Net assets applicable to capital shares outstanding          $1,093,783
                                                                        ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                       $  984,863
  Accumulated undistributed net investment income                            3,109
  Accumulated net realized loss on investments and options                 (13,079)
  Net unrealized appreciation of investments and options                   118,890
                                                                        ----------
           Net assets applicable to capital shares outstanding          $1,093,783
                                                                        ==========
  Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                           70,733
                                                                        ==========
  Net asset value, redemption price, and offering price per share       $    15.46
                                                                        ==========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2014

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $71)                      $13,361
   Interest                                                               22,601
                                                                         -------
           Total income                                                   35,962
                                                                         -------
EXPENSES
   Management fees                                                         7,167
   Administration and servicing fees                                       1,499
   Transfer agent's fees                                                   2,855
   Custody and accounting fees                                               232
   Postage                                                                   135
   Shareholder reporting fees                                                 79
   Trustees' fees                                                             17
   Registration fees                                                          55
   Professional fees                                                         104
   Other                                                                      19
                                                                         -------
           Total expenses                                                 12,162
   Expenses reimbursed                                                    (2,167)
                                                                         -------
           Net expenses                                                    9,995
                                                                         -------
NET INVESTMENT INCOME                                                     25,967
                                                                         -------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, FOREIGN CURRENCY, AND OPTIONS
   Net realized gain (loss) on:
       Investments:
           Unaffiliated transactions                                      25,284
           Affiliated transactions (Note 7)                                 (233)
       Foreign currency transactions                                          (1)
       Options                                                            (6,453)
   Change in net unrealized appreciation/depreciation of:
       Investments                                                        51,837
       Options                                                            (2,955)
                                                                         -------
           Net realized and unrealized gain                               67,479
                                                                         -------
   Increase in net assets resulting from operations                      $93,446
                                                                         =======

See accompanying notes to financial statements.

================================================================================

36  | USAA CORNERSTONE MODERATE FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                     2014        2013
-------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                       $   25,967   $  24,519
   Net realized gain on investments                                25,051      32,789
   Net realized loss on foreign currency transactions                  (1)         (1)
   Net realized loss on options                                    (6,453)    (20,130)
   Net realized gain on futures transactions                            -         840
   Change in net unrealized appreciation/depreciation of:
      Investments                                                  51,837      72,393
      Options                                                      (2,955)      1,343
      Futures contracts                                                 -        (636)
                                                               ----------------------
      Increase in net assets resulting from operations             93,446     111,117
                                                               ----------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                          (26,410)    (24,391)
                                                               ----------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                      235,972     227,676
   Reinvested dividends                                            26,203      24,181
   Cost of shares redeemed                                       (180,256)   (159,792)
                                                               ----------------------
      Increase in net assets from capital share transactions       81,919      92,065
                                                               ----------------------
   Net increase in net assets                                     148,955     178,791
NET ASSETS
   Beginning of year                                              944,828     766,037
                                                               ----------------------
   End of year                                                 $1,093,783   $ 944,828
                                                               ======================
Accumulated undistributed net investment income:
   End of year                                                 $    3,109   $   3,594
                                                               ======================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                     15,959      16,285
   Shares issued for dividends reinvested                           1,794       1,768
   Shares redeemed                                                (12,206)    (11,470)
                                                               ----------------------
      Increase in shares outstanding                                5,547       6,583
                                                               ======================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2014

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 52 separate funds. The information presented in this annual report pertains only to the USAA Cornerstone Moderate Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is to seek a high total return.

A. SECURITY VALUATION - The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports,

================================================================================

38  | USAA CORNERSTONE MODERATE FUND

================================================================================

    pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager, an affiliate of the Fund, and the Fund's subadviser(s), if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadviser(s) has agreed to notify the Manager of significant events it identifies that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

       affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    5. Options are valued by a pricing service at the National Best Bid/Offer
       (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

    6. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    7. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Board. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

================================================================================

40  | USAA CORNERSTONE MODERATE FUND

================================================================================

    8. Repurchase agreements are valued at cost, which approximates market value.

    9. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser(s), if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

       Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS - Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 - inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 - inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain preferred stocks, which are valued based on methods discussed in Note 1A1, certain bonds, which are valued based on methods discussed in Note 1A7, and commercial paper, which is valued at amortized cost.

    Level 3 - inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    For the securities valued using significant unobservable inputs, market quotations were not available from the pricing services. As such, the securities were valued in good faith using methods determined by the Manager, under valuation procedures approved by the Board. The valuation of securities falling in the Level 3 category are primarily supported by discounted prior tender offer or quoted prices obtained from broker-dealers participating in the market for these securities. However, these securities are included in the Level 3 category due to limited market transparency and or a lack of corroboration to support the quoted prices.

    Refer to the portfolio of investments for a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES - The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, and options on futures contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to

================================================================================

42  | USAA CORNERSTONE MODERATE FUND

================================================================================

    meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange-listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange-traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade. The Fund's derivative agreements held at May 31, 2014 did not include master netting provisions.

    OPTIONS TRANSACTIONS - The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the Fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with index or ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF MAY 31, 2014*
    (IN THOUSANDS)

                                  ASSET DERIVATIVES           LIABILITY DERIVATIVES
---------------------------------------------------------------------------------------
                            STATEMENT OF                   STATEMENT OF
DERIVATIVES NOT             ASSETS AND                     ASSETS AND
ACCOUNTED FOR AS            LIABILITIES                    LIABILITIES
HEDGING INSTRUMENTS         LOCATION          FAIR VALUE   LOCATION          FAIR VALUE
---------------------------------------------------------------------------------------
Equity contracts            Purchased          $1,615**    Written options    $(263)**
                            options; Net
                            unrealized
                            appreciation
                            of investments
                            and options
---------------------------------------------------------------------------------------

 * For open derivative instruments as of May 31, 2014, see the portfolio of investments, which also is indicative of activity for the year ended May 31, 2014.
** Includes cumulative appreciation (depreciation) of options as reported on the portfolio of investments.

================================================================================

44  | USAA CORNERSTONE MODERATE FUND

================================================================================

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2014
    (IN THOUSANDS)

                                                                            CHANGE IN
                                                                            UNREALIZED
DERIVATIVES NOT                                                             APPRECIATION
ACCOUNTED FOR AS      STATEMENT OF                         REALIZED LOSS    (DEPRECIATION)
HEDGING INSTRUMENTS   OPERATIONS LOCATION                  ON DERIVATIVES   ON DERIVATIVES
------------------------------------------------------------------------------------------
Equity contracts      Net realized gain (loss) on             $(6,453)          $(2,955)
                      options/Change in net unrealized
                      appreciation/depreciation of options
------------------------------------------------------------------------------------------

D. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

E. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS - Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis or for delayed draws on loans can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund receives a commitment fee for delayed draws on loans. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis and delayed-draw loan commitments may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases and commitments while remaining substantially fully invested.

H. EXPENSES PAID INDIRECTLY - A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if

================================================================================

46  | USAA CORNERSTONE MODERATE FUND

================================================================================

    any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended May 31, 2014, there were no custodian and other bank credits.

I. INDEMNIFICATIONS - Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

J. USE OF ESTIMATES - The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at an interest rate based on the London Interbank Offered Rate (LIBOR).

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2014, the Fund paid CAPCO facility fees of $5,000, which represents 1.6% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2014.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for foreign currency, non-REIT return of capital dividend and grantor trusts expense adjustments resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and accumulated net realized loss on investments by $42,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2014, and 2013, was as follows:

                                                    2014                 2013
                                                --------------------------------
Ordinary income*                                $26,410,000          $24,391,000

As of May 31, 2014, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income*                                     $  3,411,000
Accumulated capital and other losses                                (13,290,000)
Unrealized appreciation of investments                              118,809,000

* Includes short-term realized capital gains, if any, which are taxable as ordinary income.

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment corporation, straddle loss deferral, non-REIT return of capital dividend, grantor trusts expense and mark-to-market adjustments.

Distributions of net investment income are made quarterly. Distributions of realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

================================================================================

48  | USAA CORNERSTONE MODERATE FUND

================================================================================

The Fund is permitted to carry forward post-enactment capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and/or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

For the year ended May 31, 2014, the Fund utilized pre-enactment capital loss carryforwards of $15,040,000, to offset capital gains. At May 31, 2014, the Fund had pre-enactment capital loss carryforwards of $12,957,000, and no post-enactment capital loss carryforwards, for federal income tax purposes. If not offset by subsequent capital gains, the pre-enactment capital loss carryforwards will expire in 2018. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2014, the Fund deferred to June 1, 2014, post October capital losses of $333,000. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used or expire.

For the year ended May 31, 2014, the Fund did not incur any income tax, interest, or penalties and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting year ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2014, were $501,797,000 and $431,975,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

As of May 31, 2014, the cost of securities, including short-term securities, for federal income tax purposes, was $971,939,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2014, for federal income tax purposes, were $136,897,000 and $19,711,000, respectively, resulting in net unrealized appreciation of $117,186,000.

For the year ended May 31, 2014, transactions in written call and put options* were as follows:

                                                                             PREMIUMS
                                                         NUMBER OF           RECEIVED
                                                         CONTRACTS            (000's)
                                                         ----------------------------
Outstanding at May 31, 2013                                 2,175             $ 3,415
Options written                                            20,874               2,306
Options terminated in closing
  purchase transactions                                   (11,904)             (4,847)
Options expired                                            (4,725)                (97)
                                                         ----------------------------
Outstanding at May 31, 2014                                 6,420             $   777
                                                         ============================

* Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES - The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, and for directly managing the day-to-day investment of the Fund's assets, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. For the year ended May 31, 2014, there are no subadvisers.

    The investment management fee for the Fund is comprised of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

================================================================================

50  | USAA CORNERSTONE MODERATE FUND

================================================================================

    The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper Balanced Funds Index over the performance period. The Lipper Balanced Funds Index tracks the total return performance of the 30 largest funds in the Lipper Balanced Funds category. The performance period for the Fund consists of the current month plus the previous 35 months. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

 (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance), or subtracted from (in the case of underperformance) the base fee.

    Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Balanced Funds Index over that period, even if the Fund had overall negative returns during the performance period.

    For the year ended May 31, 2014, the Fund incurred total management fees, paid or payable to the Manager, of $7,167,000, which included a (0.03)% performance adjustment of $(329,000).

B. ADMINISTRATION AND SERVICING FEES - The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. For the year

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    ended May 31, 2014, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $1,499,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended May 31, 2014, the Fund reimbursed the Manager $27,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

C. EXPENSE LIMITATION - The Manager has agreed, through October 1, 2014, to limit the total annual operating expenses of the Fund to 1.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2014, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2014, the Fund incurred reimbursable expenses of $2,167,000, of which $134,000 was receivable from the Manager.

D. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. SAS pays a portion of these fees to certain intermediaries for the administration and servicing of accounts that are held with such intermediaries. For the year ended May 31, 2014, the Fund incurred transfer agent's fees, paid or payable to SAS, of $2,855,000.

E. UNDERWRITING SERVICES - USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

================================================================================

52  | USAA CORNERSTONE MODERATE FUND

================================================================================

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

During the year ended May 31, 2014, in accordance with affiliated transaction procedures approved by the Board, purchases and sales of security transactions were executed between the Fund and the following affiliated USAA Funds at the then-current market price with no brokerage commissions incurred.

                                                                  NET REALIZED
                                                   COST TO       GAIN (LOSS) TO
     SELLER                PURCHASER              PURCHASER         SELLER
--------------------------------------------------------------------------------
USAA Cornerstone        USAA First Start
  Moderate Fund           Growth Fund            $2,369,000        $(176,000)
USAA Cornerstone        USAA Cornerstone
  Moderate Fund           Moderately
                          Conservative Fund           9,000           (1,000)
USAA Cornerstone        USAA Real
  Moderate Fund           Return Fund               810,000          (56,000)
USAA Income             USAA Cornerstone
  Stock Fund              Moderate Fund              35,000            9,000
USAA Cornerstone        USAA Cornerstone
  Moderately              Moderate Fund
  Conservative Fund                                   9,000               (-)*
USAA Real Return Fund   USAA Cornerstone            125,000               (-)*
                          Moderate Fund
USAA Cornerstone        USAA Cornerstone
  Aggressive Fund         Moderate Fund               3,000               (-)*

*Represents less than $500.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                    YEAR ENDED MAY 31,
                           ----------------------------------------------------------------
                                 2014        2013          2012          2011          2010
                           ----------------------------------------------------------------
Net asset value at
  beginning of period      $    14.49    $  13.07      $  14.29      $  12.26      $  10.08
                           ----------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .38         .40           .40           .38           .47
  Net realized and
    unrealized gain (loss)        .98        1.42         (1.22)         2.05          2.18
                           ----------------------------------------------------------------
Total from investment
  operations                     1.36        1.82          (.82)         2.43          2.65
                           ----------------------------------------------------------------
Less distributions from:
  Net investment income          (.39)       (.40)         (.40)         (.40)         (.47)
                           ----------------------------------------------------------------
Net asset value at end
  of period                $    15.46    $  14.49      $  13.07      $  14.29      $  12.26
                           ================================================================
Total return (%)*                9.60       14.17         (5.70)        20.21         26.63
Net assets at end
  of period (000)          $1,093,783    $944,828      $766,037      $785,016      $592,088
Ratios to average
  net assets:**
  Expenses (%)(a)                1.00        1.00          1.00          1.00          1.00
  Expenses, excluding
    reimbursements (%)(a)        1.22        1.30          1.38          1.36          1.38
  Net investment income (%)      2.60        2.87          3.03          2.92          3.95
Portfolio turnover (%)             46          66(b)        119(b)        145           110

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2014, average net assets were $1,000,088,000.
(a) Reflects total annual operating expenses of the Fund before reductions of any expenses paid indirectly. The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(b) Reflects decreased trading activity due to asset allocation changes.

================================================================================

54  | USAA CORNERSTONE MODERATE FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2014 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2013, through May 31, 2014.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      DECEMBER 1, 2013 -
                                      DECEMBER 1, 2013     MAY 31, 2014          MAY 31, 2014
                                      ----------------------------------------------------------
Actual                                   $1,000.00           $1,051.10               $5.11

Hypothetical
  (5% return before expenses)             1,000.00            1,019.95                5.04

* Expenses are equal to the Fund's annualized expense ratio of 1.00%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 5.11% for the six-month period of December 1, 2013, through May 31, 2014.

================================================================================

56  | USAA CORNERSTONE MODERATE FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2014

--------------------------------------------------------------------------------

At an in-person meeting of the Board of Trustees (the Board) held on April 30, 2014, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and the Manager, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things:
(i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and (iii) information about the Manager's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning the Fund's performance and related services provided by the Manager. At the meeting at which the renewal of the Advisory Agreement is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

Board noted that the evaluation process with respect to the Manager is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement included certain information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES - In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the performance of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust. The Board considered the Manager's management style and the performance of the Manager's duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of its senior and investment personnel, as well as current staffing levels. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also were considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

================================================================================

58  | USAA CORNERSTONE MODERATE FUND

================================================================================

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE - In connection with its consideration of the Advisory Agreement, the Board evaluated the Fund's advisory fees and total expense ratio as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The Fund's expenses were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate - which includes advisory and administrative services and the effects of any performance fee adjustment as well as any fee waivers or reimbursements - was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates, including the high quality of services received by the Fund from the Manager. The Board also noted the level and method of computing the Fund's

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

management fee, including any performance adjustment to such fee. The Board also took into account the Manager's current undertakings to maintain expense limitations for the Fund.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one- and three-year periods ended December 31, 2013 and was above the average of its performance universe and its Lipper index for the five-year period ended December 31, 2013. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one- and three-year periods ended December 31, 2013, and was in the top 20% of its performance universe for the five-year period ended December 31, 2013. The Board took into account management's discussion of the Fund's performance, including the impact of market conditions on the Fund's performance, as well as the various steps management has taken to address the Fund's performance.

COMPENSATION AND PROFITABILITY - The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager has reimbursed a portion of its management fees to the Fund. The Trustees reviewed the profitability of

================================================================================

60  | USAA CORNERSTONE MODERATE FUND

================================================================================

the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE - The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the Fund's current advisory fee structure. The Board also considered the fee waiver and expense reimbursement arrangements by the Manager. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS - The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability, if any, from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of seven Trustees.
These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. Pursuant to a policy adopted by the Board, the term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 52 individual funds. Unless otherwise indicated, the business address for each is P.O. Box 659430, San Antonio, TX 78265-9430.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

62  | USAA CORNERSTONE MODERATE FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: June 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); Director of USAA Investment Management Company (IMCO) (10/09-present); President and Director, IMCO (10/09-4/14); President of AMCO (8/11-4/13); President and Director of USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc. (FPS) (04/11-present); President and Director of USAA Investment Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 17 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

JEFFERSON C. BOYCE(3, 4, 5, 6)
Trustee
Born: September 1957
Year of Election or Appointment: 2013

Senior Managing Director, New York Life Investments, LLC (1992-2012). Mr. Boyce brings to the Board experience in financial investment management, and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in organizational development, marketing, product development, and money management. Mr. Boyce is a board member of Westhab Inc., and Friends of Teboho, Inc.

DAWN M. HAWLEY(3, 4, 5, 6)
Trustee
Born: February 1954
Year of Election or Appointment: 2014

Manager of Finance, Menil Foundation, Inc. (5/07-6/11), which is a private foundation that oversees the assemblage of sculptures, prints, drawings, photographs, and rare books. Ms. Hawley brings to the Board experience in financial investment management and, in particular, institutional and retail mutual funds, variable annuity products, broker dealers, and retirement programs, including experience in financial planning, budgeting, accounting practices, and asset/liability management functions including major acquisitions and mergers. Ms. Hawley holds no other directorships.

================================================================================

64  | USAA CORNERSTONE MODERATE FUND

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-2/14), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as over two years as a Board Member of the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Senior Associate Dean of Degree programs at Jesse H. Jones Graduate School of Business at Rice University (7/13-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present); Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over six years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 14 years' experience as a Board member of the USAA family of funds. Mr. Reimherr is a member of the advisory board for Texas Star & Nut Company. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee.
  (3) Member of Audit Committee.
  (4) Member of Pricing and Investment Committee.
  (5) Member of Corporate Governance Committee.
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was designated as an Audit Committee Financial Expert by the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

66  | USAA CORNERSTONE MODERATE FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, Chief Investment Officer, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Head of Equities, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11).

JAMES G. WHETZEL
Secretary
Born: February 1978
Year of Appointment: 2013

Assistant Vice President, Financial Advice & Solutions Group (FASG) General Counsel, USAA (10/13-present); Executive Director and General Counsel, FASG, USAA (10/12-10/13); Secretary and Director, IMCO (6/13-present); Attorney, FASG General Counsel, USAA (11/08-10/12); Assistant Secretary, USAA family of funds (4/10-6/13). Mr. Whetzel also serves as Secretary of AMCO, SAS, and ICorp.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

DANIEL J. MAVICO
Assistant Secretary
Born: June 1977
Year of Appointment: 2013

Executive Director, Lead Securities Attorney, FASG General Counsel, USAA (04/13-present); Attorney, FASG General Counsel, USAA (04/10-04/13); Associate, Goodwin Procter LLP (02/09-04/10). Mr. Mavico also serves as Assistant Secretary of IMCO, AMCO, SAS, and FAI.

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

JAMES K. DE VRIES
Assistant Treasurer
Born: April 1969
Year of Appointment: 2013

Executive Director, Investment and Financial Administration, AMCO, (04/12-present); Director, Tax, USAA (11/09-04/12); Manager, Tax, USAA (04/08-11/09).

================================================================================

68  | USAA CORNERSTONE MODERATE FUND

================================================================================

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12). Ms. Higby also serves as the Funds' anti-money laundering compliance officer.

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

TRUSTEES                               Daniel S. McNamara
                                       Robert L. Mason, Ph.D.
                                       Jefferson C. Boyce
                                       Dawn M. Hawley
                                       Paul L. McNamara
                                       Barbara B. Ostdiek, Ph.D.
                                       Michael F. Reimherr
--------------------------------------------------------------------------------
ADMINISTRATOR AND                      USAA Asset Management Company
INVESTMENT ADVISER                     P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
UNDERWRITER AND                        USAA Investment Management Company
DISTRIBUTOR                            P.O. Box 659453
                                       San Antonio, Texas 78265-9453
--------------------------------------------------------------------------------
TRANSFER AGENT                         USAA Shareholder Account Services
                                       9800 Fredericksburg Road
                                       San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                          State Street Bank and Trust Company
ACCOUNTING AGENT                       P.O. Box 1713
                                       Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                            Ernst & Young LLP
REGISTERED PUBLIC                      100 West Houston St., Suite 1800
ACCOUNTING FIRM                        San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                            Under "My Accounts" on
SELF-SERVICE 24/7                      usaa.com select your mutual fund
AT USAA.COM                            account and either click the link or
                                       select 'I want to...' and select
OR CALL                                the desired action.
(800) 531-USAA
        (8722)
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

207236-0714

================================================================================

       USAA
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>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
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   26889-0714                                (C)2014, USAA. All rights reserved.





ITEM 2.  CODE OF ETHICS.

On September 25, 2013, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 52 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2014 and 2013 were $406,165 and $420,575, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2014 and 2013 were $78,650 and $65,860, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to the review of federal tax returns for fiscal years ended May 31, 2014 and 2013 were $196,024 and $15,500, respectively.


(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2014 and 2013.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May 31, 2014 and 2013 were $602,492 and $402,750, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2014 and 2013 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee:
August 31, 2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

Approved and adopted by the Investment Code of Ethics Committee:
August 23, 2013

Approved and adopted by the Board of Trustees of USAA Mutual Fund Trust:
September 25, 2013

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.
(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2014

By:*     /S/ DANIEL J. MAVICO
         --------------------------------------------------------------
         Signature and Title:  Daniel J. Mavico, Assistant Secretary


Date:     07/24/2014
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /S/ DANIEL S. MCNAMARA
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     07/25/2014
         ------------------------------


By:*     /S/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/24/2014
         ------------------------------

*Print the name and title of each signing officer under his or her signature.